Exhibit 99.906CERT

EXHIBIT 13 C1

SECTION 906 CERTIFICATION

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Institutional Liquidity Funds

 In connection with the Report on Form N-CSR (the “Report”) of the above-named issuer for the period ended April 30, 2024 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: June 20, 2024

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Institutional Liquidity Funds and will be retained by Morgan Stanley Institutional Liquidity Funds and furnished to the Securities and Exchange Commission or its staff upon request.

EXHIBIT 13 C2

SECTION 906 CERTIFICATION

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Institutional Liquidity Funds

 In connection with the Report on Form N-CSR (the “Report”) of the above-named issuer for the period ended April 30, 2024 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: June 20, 2024

/s/ Francis J. Smith
Francis J. Smith
Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Institutional Liquidity Funds and will be retained by Morgan Stanley Institutional Liquidity Funds and furnished to the Securities and Exchange Commission or its staff upon request.